                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     April 23, 2002
                                                --------------------------------


                             WEBLINK WIRELESS, INC.
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             (Exact Name of Registrant as Specified in Its Chapter)


                                    DELAWARE
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                 (State of Other Jurisdiction of Incorporation)


         0-28196                                          75-2575229
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(Commission File Number)                       (IRS Employer Identification No.)


3333 Lee Parkway, Suite 100, Dallas, Texas                              75219
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(Address of Principal Executive Offices)                              (Zip Code)


                                  214-765-4000
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

As previously reported, on May 23, 2001, WebLink Wireless, Inc. (the "Registrant") and two of its subsidiaries, PageMart PCS, Inc. and PageMart II, Inc., filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Cases") in the United States Bankruptcy Court for the Northern District of Texas ("Bankruptcy Court"). The Bankruptcy Cases are being jointly administered under Case No. 01-34275-SAF-11.

On April 23, 2002, the Registrant filed with the Bankruptcy Court copies of the First Amended Plan of Reorganization of WebLink Wireless, Inc. and the First Amended Disclosure Statement for the Plan of Reorganization of WebLink Wireless, Inc., copies of which are attached as Exhibits 99.1 and 99.2, respectively.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
-----------   -----------

99.1 First Amended Plan of Reorganization of WebLink Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc. Under Chapter 11 of the Bankruptcy Code

99.2 First Amended Disclosure Statement for Plan of Reorganization of WebLink Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc. Dated April __, 2002 Under Chapter 11 of the Bankruptcy Code



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WEBLINK WIRELESS, INC.



                                      By:  /s/ Frederick G. Anderson
                                         ---------------------------------------
                                      Name: Frederick G. Anderson
                                      Title: Vice President, General Counsel and
                                             Secretary


Date: April 24, 2002

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
99.1          First Amended Plan of Reorganization of WebLink Wireless, Inc.,
              PageMart PCS, Inc. and PageMart II, Inc. Under Chapter 11 of the
              Bankruptcy Code

99.2          First Amended Disclosure Statement for Plan of Reorganization of
              WebLink Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc.
              Dated April __, 2002 Under Chapter 11 of the Bankruptcy Code